UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2008

Angelica Corporation
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	1-5674 (Commission File Number)	43-0905260 (I.R.S. Employer Identification No.)

424 South Woods Mill Road
Chesterfield, Missouri 63017-3406
(Address of principal executive office)(Zip Code)

(314) 854-3800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

PRESS RELEASE

Angelica Corporation, a Missouri corporation, (the “Company”), issued a press release dated June 23, 2008 announcing that it has called a special meeting of its shareholders to be held at 10:00 a.m., Central time, on Tuesday, July 29, 2008, at the Doubletree Hotel and Conference Center at 16625 Swingley Ridge Road, Chesterfield, Missouri, 63017.  The purpose of the special meeting is for the Company’s shareholders to consider and vote on the proposal to adopt the previously disclosed definitive merger agreement between Angelica and a company formed by Lehman Brothers Merchant Banking Partners IV L.P. to acquire Angelica for $22.00 per share in cash.

The press release also announces that shareholders of record as of the close of business on Monday, June 30, 2008 will be entitled to receive notice of, and to vote at, the special meeting.  The press release announcing the special meeting and the record date is attached as Exhibit 99.1 to this Current Report on Form 8-K.

PROXY STATEMENT

IN CONNECTION WITH THE PROPOSED TRANSACTIONS, THE COMPANY HAS FILED A PRELIMINARY PROXY STATEMENT AND INTENDS TO FILE RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), INCLUDING A DEFINITIVE PROXY STATEMENT. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, HOLDERS OF THE COMPANY'S COMMON STOCK ARE URGED TO READ THEM CAREFULLY, WHEN THEY BECOME AVAILABLE. WHEN FILED WITH THE SEC, THEY WILL BE AVAILABLE FREE OF CHARGE (ALONG WITH ANY OTHER DOCUMENTS AND REPORTS FILED WITH THE SEC BY THE COMPANY) AT THE SEC’S WEBSITE, WWW.SEC.GOV, AND THE COMPANY'S SHAREHOLDERS WILL RECEIVE INFORMATION AT AN APPROPRIATE TIME ON HOW TO OBTAIN THESE DOCUMENTS AND REPORTS FREE OF CHARGE FROM THE COMPANY. SUCH DOCUMENTS ARE NOT CURRENTLY AVAILABLE. THE PROXY STATEMENTS AND SUCH OTHER DOCUMENTS MAY ALSO BE OBTAINED FREE OF CHARGE FROM THE COMPANY BY DIRECTING SUCH REQUESTS TO: INVESTOR RELATIONS-ANGELICA CORPORATION, 424 SOUTH WOODS MILL ROAD, CHESTERFIELD, MISSOURI  63017.

THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE PROPOSED TRANSACTION. INFORMATION ABOUT THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS AND THEIR OWNERSHIP OF THE COMPANY'S COMMON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR THE COMPANY'S 2007 ANNUAL MEETING OF STOCKHOLDERS, WHICH WAS FILED WITH THE SEC ON OCTOBER 14, 2007. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE.

ISSUER TENDER OFFER DOCUMENTS

IN CONNECTION WITH THE MERGER, THE COMPANY WILL ALSO BE CONDUCTING AN ISSUER TENDER OFFER.  THE ISSUER TENDER OFFER HAS NOT YET COMMENCED. AT THE TIME THE  TENDER OFFER  HAS COMMENCED, THE COMPANY WILL PROVIDE OPTION HOLDERS WHO ARE ELIGIBLE TO PARTICIPATE IN THE EXCHANGE WITH WRITTEN MATERIALS EXPLAINING THE PRECISE TERMS AND TIMING OF THE TENDER OFFER. PERSONS WHO ARE ELIGIBLE TO PARTICIPATE IN THE TENDER OFFER SHOULD READ THESE WRITTEN MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. THE COMPANY WILL ALSO FILE THESE WRITTEN MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF A TENDER OFFER STATEMENT UPON THE COMMENCEMENT OF THE TENDER OFFER. THE COMPANY’S STOCKHOLDERS AND OPTION HOLDERS WILL BE ABLE TO OBTAIN THESE WRITTEN MATERIALS AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION FREE OF CHARGE FROM THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGELICA CORPORATION
Dated: June 24, 2008	/s/ Steven L. Frey
Steven L. Frey
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 23, 2008